UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 20, 2020 (February 14, 2020)
Diversicare Healthcare Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-12996	62-1559667
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1621 Galleria Boulevard Brentwood, TN 37027-2926
(Address of principal executive offices)
(615) 771-7575
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DVCR	OTCQX
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Resignation of Executive Officer

Today the Board of Directors of Diversicare Healthcare Services, Inc. announced the resignation of Leslie C. Campbell as Executive Vice President and Chief Operating Officer of the Company, effective March 31, 2020. In connection with her resignation, on February 14, 2020, the Company and Ms. Campbell entered into a Separation Agreement memorializing the terms of her separation of employment (the “Separation Agreement”). The Separation Agreement provides that, in consideration for Ms. Campbell’s release of claims against the Company and its affiliates and her post-employment covenants set forth in the Separation Agreement, Ms. Campbell will be entitled to receive separation benefits equal to $187,500, which is her 2019 bonus.

(c) Newly Appointed Executive Officer

The Board of Directors of Diversicare Healthcare Services, Inc. also announced that it has entered into an offer letter with Rebecca B. Bodie, age 63, to hire her as Executive Vice President and Chief Operating Officer of the Company. Ms. Bodie will re-join the Company no later than March 16, 2020 at an initial salary of $300,000.

Prior to joining the Company, Ms. Bodie served in the Department of Operations at Consulate Health Care Services for the past four years. Consulate is a provider of senior healthcare services, specializing in post-acute care. Ms. Bodie also spent three years at Diversicare Management Services, where she served as Vice President of Operations. Ms. Bodie is an occupational therapist and a licensed nursing home administrator.

A copy of the press release announcing the resignation of Ms. Campbell and the appointment of Ms. Bodie is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.        Description
99.1Press Release dated February 20, 2020
104            Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSICARE HEALTHCARE SERVICES, INC.

By: /s/ Kerry D. Massey
Kerry D. Massey
Chief Financial Officer

Date:    February 20, 2020